November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF

Active Assets California Tax-Free Trust, dated August 30, 2004
Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
Active Assets Institutional Money Trust, dated August 30, 2004
Active Assets Tax-Free Trust, dated August 30, 2004
Morgan Stanley California Tax-Free Daily Income Trust, dated March 18, 2004
Morgan Stanley New York Municipal Money Market Trust, dated March 18, 2004
Morgan Stanley U.S. Government Money Market Trust, dated March 30, 2004
(the "Funds")

Effective November 1, 2004, the Board of Trustees of the Funds approved amending and restating the existing investment management agreement for each Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Funds' Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to each Fund by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by each Fund with the Administrator. Such change has resulted in a .05% reduction in the advisory fee concurrent with the implementation of a .05% administration fee pursuant to the new administration agreement.

Although the entities providing administration services to the Funds have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Fund for investment advisory or administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Fund.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

36002SPT-01